UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Apple Hospitality REIT, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your Vote Counts! APPLE HOSPITALITY REIT, INC. 2023 Annual Meeting Vote by May 17, 2023 11:59 PM ET APPLE HOSPITALITY REIT, INC. 814 EAST MAIN STREET RICHMOND, VA 23219 V05160-P84013 You invested in APPLE HOSPITALITY REIT, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 18, 2023. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 4, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* May 18, 2023 9:00 AM EDT Courtyard and Residence Inn Richmond Downtown 1320 East Cary Street Richmond, VA 23219 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1. Election of Directors Nominees: For 01) Glenn W. Bunting 02) Jon A. Fosheim 03) Kristian M. Gathright 04) Carolyn B. Handlon 05) Glade M. Knight 06) Justin G. Knight 07) Blythe J. McGarvie 08) L. Hugh Redd 09) Howard E. Woolley 2. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm to serve for 2023. For For 3. Approval on an advisory basis of executive compensation paid by the Company. 1 Year 4. Approval on an advisory basis on the frequency of the advisory vote on executive compensation. NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. V05161-P84013